Deposits - Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2024 INR (₨)	Mar. 31, 2024 USD ($)	Mar. 31, 2023 INR (₨)
Due to mature in the fiscal year ending March 31:
2025	₨ 10,598,905.6	$ 127,176.7	₨ 7,121,444.9
2026	2,030,231.8	24,360.8
2027	972,634.2	11,670.7
2028	495,929.0	5,950.7
2029	365,318.4	4,383.5
Thereafter	237,938.1	2,855.0
Total	₨ 14,700,957.1	$ 176,397.4	₨ 10,472,547.9